FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,495	428,178,053.01	35.42	6.872	631	83.03
Accredited	1,409	333,491,497.38	27.59	7.295	650	80.90
Finance America	1,217	294,135,333.05	24.33	7.091	620	82.05
Resmae	700	141,737,406.29	11.73	7.280	653	83.11
Quickloan	39	11,279,132.81	0.93	7.225	618	73.72

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	714,376.41	0.06	5.000	668	80.00
5.001 - 5.500	78	26,665,305.80	2.21	5.379	662	77.26
5.501 - 6.000	402	133,876,738.03	11.07	5.881	656	77.90
6.001 - 6.500	683	224,551,675.24	18.58	6.341	653	79.73
6.501 - 7.000	1,077	323,825,939.06	26.79	6.833	639	81.20
7.001 - 7.500	701	188,861,281.15	15.62	7.318	632	82.89
7.501 - 8.000	669	152,264,599.39	12.60	7.815	616	84.46
8.001 - 8.500	296	57,723,042.73	4.78	8.290	601	84.57
8.501 - 9.000	276	43,810,238.59	3.62	8.817	591	87.51
9.001 - 9.500	142	16,598,988.35	1.37	9.320	599	88.59
9.501 - 10.000	249	20,343,309.93	1.68	9.857	636	94.36
10.001 - 10.500	94	7,025,630.21	0.58	10.344	645	97.72
10.501 - 11.000	133	9,029,159.35	0.75	10.871	630	97.95
11.001 - 11.500	49	2,931,147.81	0.24	11.347	619	96.90
11.501 - 12.000	9	599,990.49	0.05	11.894	627	97.00

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

Min: 5.000
Max: 11.990
Weighted Average: 7.093

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	246	9,338,432.75	0.77	9.731	638	93.35
50,000.01 - 100,000.00	743	56,167,469.83	4.65	8.900	632	89.74
100,000.01 - 150,000.00	684	85,495,066.49	7.07	7.709	623	83.46
150,000.01 - 200,000.00	613	108,048,255.67	8.94	7.269	627	81.19
200,000.01 - 250,000.00	485	109,276,677.24	9.04	7.073	636	81.09
250,000.01 - 300,000.00	426	117,138,775.08	9.69	6.965	643	81.36
300,000.01 - 350,000.00	302	97,942,484.45	8.10	6.885	650	81.75
350,000.01 - 400,000.00	454	171,125,583.60	14.16	6.878	638	82.18
400,000.01 - 450,000.00	328	139,499,800.86	11.54	6.820	630	81.75
450,000.01 - 500,000.00	241	115,182,940.58	9.53	6.822	646	82.07
500,000.01 - 550,000.00	136	71,390,821.42	5.91	6.750	639	81.59
550,000.01 - 600,000.00	100	57,368,351.98	4.75	6.883	639	81.58
600,000.01 - 650,000.00	36	22,468,678.74	1.86	6.999	626	82.98
650,000.01 - 700,000.00	27	18,321,613.38	1.52	6.695	639	82.12
700,000.01 - 750,000.00	31	22,844,032.92	1.89	6.736	603	78.15
750,000.01 - 800,000.00	1	790,000.00	0.07	6.880	599	64.49
800,000.01 - 850,000.00	2	1,616,781.34	0.13	7.803	670	82.10
850,000.01 - 900,000.00	1	870,942.00	0.07	5.640	744	68.04
950,000.01 - 1,000,000.00	4	3,934,714.21	0.33	7.119	616	59.84

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

Min: $15,449.34
Max: $1,000,000.00
Average: $248,728.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,274	587,804,999.26	48.63	7.226	618	81.68
ARM 2/28 - IO	1,118	381,071,827.22	31.52	6.639	659	81.76
Fixed 30 yr	512	102,068,449.95	8.44	7.063	638	79.02
Balloon 30/15	530	36,112,672.76	2.99	10.062	666	99.76
ARM 3/27 - IO	65	23,076,210.92	1.91	6.399	665	81.70
ARM 3/27	95	21,751,892.99	1.80	7.451	628	84.63
ARM 1/29	48	16,513,763.18	1.37	6.860	616	84.02
Fixed 30 yr - IO	51	16,372,947.87	1.35	6.364	680	77.82
ARM 5/25	32	7,603,143.57	0.63	7.142	629	84.60
Fixed 20 yr	70	5,692,169.63	0.47	9.040	645	92.38
6 Month ARM	17	5,429,495.48	0.45	7.151	643	87.26
Fixed 15 yr	41	3,506,049.45	0.29	7.941	625	74.35
ARM 5/25 - IO	6	1,725,600.00	0.14	6.897	640	83.35
Fixed 25 yr	1	92,200.26	0.01	7.875	533	63.79

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,655	1,044,976,932.62	86.45	6.991	634	81.86
Balloon	530	36,112,672.76	2.99	10.062	666	99.76
Fixed	675	127,731,817.16	10.57	7.086	643	79.33

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	59	14,477,732.69	1.20	7.221	634	80.94
2	1,793	425,527,919.17	35.20	7.099	634	81.80
3	1,833	441,384,873.21	36.51	7.249	645	81.35
4	491	123,207,429.76	10.19	7.169	639	84.41
5	506	147,566,974.41	12.21	6.777	623	83.07
6	115	36,557,399.93	3.02	6.628	616	84.49
7	43	14,273,577.86	1.18	6.210	613	81.71
8	19	5,683,064.02	0.47	6.010	612	81.59
9	1	142,451.49	0.01	5.240	771	100.00

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

Min: 1
Max: 9
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	4,266	1,168,701,109.18	96.68	6.990	635	81.52
2	594	40,120,313.36	3.32	10.087	664	99.73

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	85,797.49	0.01	7.250	532	19.11
20.01 - 25.00	5	795,416.71	0.07	7.197	626	21.89
25.01 - 30.00	3	801,462.46	0.07	6.673	594	27.60
30.01 - 35.00	4	403,937.92	0.03	6.325	626	33.25
35.01 - 40.00	10	1,588,965.92	0.13	7.446	572	38.63
40.01 - 45.00	15	3,658,727.89	0.30	6.606	614	43.90
45.01 - 50.00	19	3,762,040.35	0.31	6.404	597	48.13
50.01 - 55.00	27	5,974,148.05	0.49	6.875	612	53.24
55.01 - 60.00	52	14,605,336.52	1.21	6.828	588	58.15
60.01 - 65.00	107	30,956,944.30	2.56	6.828	585	63.09
65.01 - 70.00	160	43,654,154.95	3.61	6.826	595	68.65
70.01 - 75.00	235	73,287,062.37	6.06	6.833	603	74.06
75.01 - 80.00	2,015	541,566,323.96	44.80	6.776	654	79.83
80.01 - 85.00	471	138,317,936.44	11.44	7.138	610	84.39
85.01 - 90.00	733	207,122,728.22	17.13	7.357	625	89.64
90.01 - 95.00	280	78,039,276.85	6.46	7.388	658	94.70
95.01 - 100.00	723	64,201,162.14	5.31	9.216	662	99.90

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

Min: 19.11
Max: 100.00
Weighted Average: 82.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	5	906,611.05	0.07	9.460	486	68.31
500 - 524	182	39,334,840.64	3.25	7.893	513	75.06
525 - 549	267	62,412,434.56	5.16	7.653	536	77.27
550 - 574	342	87,168,326.85	7.21	7.437	563	80.82
575 - 599	565	134,618,903.19	11.14	7.212	587	80.01
600 - 624	771	200,181,971.12	16.56	7.071	613	82.48
625 - 649	812	199,921,450.18	16.54	7.008	637	83.39
650 - 674	694	165,043,026.02	13.65	7.015	661	84.07
675 - 699	513	130,346,746.65	10.78	6.913	686	83.47
700 - 724	354	96,114,588.42	7.95	6.822	711	83.38
725 - 749	179	44,503,222.76	3.68	6.797	736	83.09
750 - 774	131	34,715,533.60	2.87	6.776	761	82.43
775 - 799	41	12,046,050.17	1.00	6.675	782	82.24
800 - 824	4	1,507,717.33	0.12	6.147	803	80.61

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

Min: 478
Max: 806
NZ Weighted Average: 636

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,806	619,754,827.88	51.27	7.200	656	83.66
Cashout Refinance	1,907	549,950,064.98	45.49	6.989	615	80.46
Rate/Term Refinance	147	39,116,529.68	3.24	6.859	612	81.30

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,463	834,475,035.51	69.03	7.086	631	82.03
PUD	597	160,073,151.05	13.24	7.107	634	82.27
Condo	372	83,388,780.41	6.90	7.114	652	83.21
Duplex	261	77,992,995.70	6.45	7.070	658	82.43
3-4 Family	104	38,269,998.43	3.17	7.148	671	80.12
Townhouse	59	13,725,857.90	1.14	7.191	632	84.54
Manufactured	2	679,118.02	0.06	6.964	594	71.46
Modular	2	216,485.52	0.02	7.903	613	82.27

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,286	612,082,790.04	50.63	7.221	656	82.19
Full	2,410	548,456,183.19	45.37	6.955	616	82.08
12 mo. Bank Statements	85	22,053,748.64	1.82	7.088	645	83.59
Limited	51	17,161,913.06	1.42	6.870	588	81.41
Alt.	18	6,317,260.61	0.52	7.378	582	77.36
24 mo. Bank Statements	6	2,061,898.49	0.17	6.671	626	84.96
6 mo. Bank Statements	4	687,628.51	0.06	6.986	675	68.76

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,596	1,146,228,487.46	94.82	7.068	635	82.03
Non-Owner Occupied	251	57,112,597.23	4.72	7.582	660	83.92
Second Home	13	5,480,337.85	0.45	7.231	669	83.31

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	26	3,426,566.41	0.28	8.279	615	86.74
Alaska	1	140,430.35	0.01	6.750	634	43.00
Arizona	158	36,615,847.15	3.03	7.234	625	83.13
Arkansas	4	315,626.69	0.03	9.516	607	92.19
California	1,804	559,537,918.52	46.29	6.839	641	81.44
Colorado	75	16,616,777.70	1.37	7.297	609	84.39
Connecticut	37	10,691,936.79	0.88	7.010	647	79.43
Delaware	3	1,016,156.43	0.08	7.441	603	87.91
District of Columbia	24	8,895,925.68	0.74	7.405	625	81.65
Florida	521	98,652,897.28	8.16	7.243	637	81.60
Georgia	112	18,151,518.94	1.50	7.811	628	83.75
Hawaii	36	14,876,672.78	1.23	6.679	663	84.00
Idaho	9	1,471,590.04	0.12	7.063	618	82.67
Illinois	375	82,887,308.38	6.86	7.375	634	83.70
Indiana	51	6,358,837.29	0.53	7.831	613	85.56
Iowa	10	1,260,132.23	0.10	7.686	647	85.01
Kansas	13	2,299,720.38	0.19	7.545	617	83.09
Kentucky	17	1,665,035.52	0.14	8.415	572	88.69
Louisiana	4	334,553.05	0.03	7.434	572	79.07
Maine	6	1,197,336.20	0.10	7.136	598	80.13
Maryland	98	28,988,904.86	2.40	7.257	617	81.47
Massachusetts	59	18,675,276.98	1.54	7.242	623	81.80
Michigan	79	11,501,220.22	0.95	7.708	615	84.94
Minnesota	37	8,564,625.45	0.71	6.836	617	81.61
Mississippi	34	3,289,681.03	0.27	7.888	579	84.81
Missouri	65	8,240,093.48	0.68	7.912	610	84.42
Montana	6	491,426.51	0.04	7.145	678	82.14
Nebraska	2	134,178.82	0.01	8.028	594	94.91
Nevada	106	24,468,396.33	2.02	7.046	635	81.59
New Hampshire	6	1,114,566.58	0.09	8.399	647	81.05
New Jersey	93	27,950,200.56	2.31	7.348	655	82.23
New Mexico	23	3,823,115.37	0.32	7.491	645	79.80
New York	223	81,532,370.30	6.74	7.059	649	81.12
North Carolina	21	3,648,457.70	0.30	7.802	589	84.00
North Dakota	1	53,511.16	0.00	7.599	600	90.00
Ohio	139	18,777,557.61	1.55	7.667	621	88.60
Oklahoma	30	2,755,338.72	0.23	7.630	605	85.91
Oregon	27	4,854,606.93	0.40	7.133	629	81.10
Pennsylvania	66	9,491,807.62	0.79	7.820	594	85.19
Rhode Island	14	3,019,916.51	0.25	7.038	659	84.40
South Carolina	10	1,200,137.56	0.10	7.810	624	86.91
Tennessee	32	3,267,491.43	0.27	8.136	613	88.79
Texas	174	22,569,978.50	1.87	7.674	614	82.71
Utah	31	5,330,381.88	0.44	6.903	624	82.96
Vermont	6	821,249.63	0.07	7.129	684	80.00
Virginia	119	32,720,931.23	2.71	7.175	633	82.83
Washington	49	10,754,659.99	0.89	7.121	634	83.41
West Virginia	3	342,093.05	0.03	10.231	540	71.71
Wisconsin	20	3,801,892.72	0.31	7.747	617	76.94
Wyoming	1	224,566.00	0.02	7.250	633	80.00

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,003	244,000,518.87	20.18	7.433	635	83.26
6	26	5,561,150.57	0.46	7.584	649	82.73
12	405	139,457,634.12	11.54	6.991	649	81.03
18	7	1,834,084.20	0.15	6.693	726	78.83
24	2,584	644,488,313.99	53.32	7.020	633	82.33
30	12	2,971,697.65	0.25	7.151	636	80.68
36	443	114,336,350.29	9.46	6.703	642	79.97
48	1	104,786.77	0.01	7.990	509	79.55
60	379	56,066,886.08	4.64	7.463	622	82.12

Total:	4,860	1,208,821,422.54	100.00	7.093	636	82.13

Loans with Penalty: 79.82

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.01	7.545	627	80.00
3.001 - 3.500	1	135,662.94	0.01	6.990	751	80.00
3.501 - 4.000	13	2,750,535.94	0.26	6.779	656	80.88
4.001 - 4.500	106	28,342,417.12	2.71	6.696	674	80.35
4.501 - 5.000	243	68,381,289.35	6.54	6.823	657	81.68
5.001 - 5.500	320	91,338,522.40	8.74	6.710	670	79.22
5.501 - 6.000	1,824	553,076,789.72	52.93	6.736	641	81.71
6.001 - 6.500	648	168,083,070.36	16.08	7.529	612	84.58
6.501 - 7.000	370	108,888,016.69	10.42	7.448	593	80.12
7.001 - 7.500	81	15,360,562.34	1.47	8.667	581	87.22
7.501 - 8.000	25	3,806,185.20	0.36	9.121	588	88.07
8.001 - 8.500	17	3,706,083.82	0.35	9.667	564	84.15
8.501 - 9.000	5	570,196.74	0.05	9.838	558	88.63
9.001 - 9.500	1	428,800.00	0.04	10.599	678	80.00

Total:	3,655	1,044,976,932.62	100.00	6.991	634	81.86

Min: 1.000
Max: 9.099
Weighted Average (>0): 5.961

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	19	6,509,772.73	0.62	5.381	666	79.15
11.501 - 12.000	101	34,268,948.07	3.28	5.827	646	79.01
12.001 - 12.500	263	84,624,042.77	8.10	6.114	642	78.89
12.501 - 13.000	544	172,513,104.43	16.51	6.371	634	79.44
13.001 - 13.500	565	177,566,295.94	16.99	6.619	648	81.12
13.501 - 14.000	826	243,762,383.79	23.33	6.994	641	82.31
14.001 - 14.500	534	144,150,719.22	13.79	7.442	633	83.68
14.501 - 15.000	447	107,266,605.14	10.26	7.920	616	84.77
15.001 - 15.500	157	36,582,403.10	3.50	8.407	598	84.05
15.501 - 16.000	128	25,714,157.65	2.46	8.868	581	87.47
16.001 - 16.500	37	6,495,535.09	0.62	9.408	573	84.26
16.501 - 17.000	26	4,236,272.88	0.41	9.836	556	81.69
17.001 - 17.500	4	420,046.40	0.04	10.182	555	84.00
17.501 - 18.000	2	589,737.59	0.06	10.627	635	78.64
18.001 - 18.500	2	276,907.82	0.03	11.317	523	67.73

Total:	3,655	1,044,976,932.62	100.00	6.991	634	81.86

Min: 11.250
Max: 18.340
Weighted Average (>0): 13.684

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	2,273,848.35	0.22	6.788	698	93.72
5.001 - 5.500	74	25,884,536.53	2.48	5.378	659	77.69
5.501 - 6.000	341	116,067,785.73	11.11	5.872	650	78.39
6.001 - 6.500	581	191,748,622.52	18.35	6.343	654	80.38
6.501 - 7.000	954	293,866,458.50	28.12	6.831	639	81.64
7.001 - 7.500	631	177,064,712.52	16.94	7.317	632	83.02
7.501 - 8.000	557	135,856,606.35	13.00	7.815	614	84.25
8.001 - 8.500	221	49,553,806.90	4.74	8.283	597	83.83
8.501 - 9.000	175	34,722,227.86	3.32	8.805	583	86.92
9.001 - 9.500	61	10,247,020.40	0.98	9.313	566	84.27
9.501 - 10.000	40	5,786,347.67	0.55	9.786	560	83.30
10.001 - 10.500	8	914,271.87	0.09	10.172	567	85.56
10.501 - 11.000	4	713,779.60	0.07	10.656	615	79.61
11.001 - 11.500	2	276,907.82	0.03	11.317	523	67.73

Total:	3,655	1,044,976,932.62	100.00	6.991	634	81.86

Min: 5.000
Max: 11.340
Weighted Average (>0): 6.987

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	173	43,845,809.03	4.20	7.045	630	80.95
1.500	1,315	354,970,752.98	33.97	7.193	654	81.33
2.000	120	42,932,748.62	4.11	6.627	648	82.69
3.000	2,047	603,227,621.99	57.73	6.894	622	82.18

Total:	3,655	1,044,976,932.62	100.00	6.991	634	81.86

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.365

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,446	399,065,071.33	38.19	6.959	628	81.26
1.500	1,136	299,962,050.33	28.71	7.268	649	81.56
2.000	1,073	345,949,810.96	33.11	6.788	628	82.81

Total:	3,655	1,044,976,932.62	100.00	6.991	634	81.86

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.475

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.